UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2017, Mr. Mark Light retired from the Board of Directors (the “Board”) of Signet Jewelers Limited (the “Company”) and his position as Chief Executive Officer, effective as of July 31, 2017.

On July 13, 2017, the Board appointed Ms. Virginia Drosos, a member of the Board, as the Company’s Chief Executive Officer, effective as of August 1, 2017. Ms. Drosos will remain a member of the Board, but as a result of her appointment as an officer of the Company, she is no longer considered independent under the rules of the New York Stock Exchange. In connection with her appointment, Ms. Drosos stepped down from her positions as a member of the Compensation Committee and Chair of the Nomination and Corporate Governance Committee.

Ms. Drosos will enter into a Termination Protection Agreement (“TPA”) with the Company, effective August 1, 2017 for a three year term subject to automatic one-year renewals. The terms of Ms. Drosos’ TPA will include the terms described below as well as other terms that are substantially similar to the TPAs provided to the Company’s other executive officers.

The Board and Ms. Drosos have agreed to the following compensation arrangements: (i) base salary of $1,500,000; (ii) target annual bonus equal to 150% of base salary (guaranteed to be no less than $1,500,000 for FY 2018) and maximum annual bonus equal to 300%; (iii) grant date fair value for a Long Term Incentive Award at target equal to $6,000,000 for FY18; and (iv) a restricted stock grant under the Company’s Long Term Incentive Plan with a grant date fair value equal to $5,000,000, 50% of which shall vest on February 4, 2018 and 50% of which shall vest on February 3, 2019. If Ms. Drosos’s employment is terminated by the Company without Cause (to be defined in the TPA) or the Company does not renew Ms. Drosos’s TPA she will be entitled to severance equal to (i) twelve (12) months of base salary plus target annual bonus, (ii) a pro-rata annual bonus for the year of termination based on actual performance and (iii) twelve (12) months of the Company’s portion of the COBRA premium. If Ms. Drosos’s employment is terminated without Cause, if the Company does not renew Ms. Drosos’s TPA or if she resigns for Good Reason each within one year follow a Change of Control (each to be defined in the TPA), in lieu of the foregoing benefits Ms. Drosos will be entitled to severance equal to (i) one and one-half (1.5) times the sum of base salary and target annual bonus, (ii) a pro-rata annual bonus for the year of termination based on actual performance and (iv) eighteen (18) months of the Company’s portion of the COBRA premium.

Ms. Drosos will also receive short-term relocation expenses, be subject to the same indemnification agreement as other directors and officers, and be subject to certain covenants including a one-year non-compete, two-year non-solicitation and perpetual confidentiality and work product covenants.

There are no transactions between Ms. Drosos and the Company that would be reportable under Item 404(a) of Regulation S-K. Biographical and other information required by this Item concerning Ms. Drosos is included in the Company’s proxy statement for the 2017 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on May 4, 2017.

On July 15, 2017, the Company entered into a separation and release agreement with Mr. Light (the “Separation Agreement”), effective July 31, 2017 (the “Retirement Date”). Under the Separation Agreement, Mr. Light will receive, in addition to any accrued but unpaid benefits or obligations: (i) continued payment of base salary for twelve months following the Retirement Date; (ii) an annual bonus for the fiscal year ended February 3, 2018 (“2018 Fiscal Year”), based on actual performance for the full 2018 Fiscal Year; (iii) pro-rata vesting in a number of shares of restricted stock that were granted pursuant to Time-Based Restricted Stock Award Agreements dated as of April 27, 2015, April 25, 2016 and April 7, 2017; (iv) pro-rata vesting of the portion of performance-based restricted stock units (“RSUs”) that were granted pursuant to RSU Agreements dated as of April 27, 2015, April 25, 2016 and April 27, 2017 and earned based on actual performance during the full applicable performance period; (v) a lump sum payment equal to $975,000 payable within ten days following the second anniversary of the Retirement Date in return for the extension of his non-competition covenant for the second year following his Retirement Date; (vi) if Mr. Light elects to extend the Restrictive Covenant Period (as defined in the Separation Agreement) for a third year following the Retirement Date , an additional lump sum payment equal to $975,000 payable within ten days following the third anniversary of the Retirement Date; (vii) a lump sum payment equal to $200,000 in respect of health benefits; (viii) reimbursement for administrative support service expenses of up to $35,000 for a period of 6 months to facilitate knowledge transfer; (ix) a lump sum payment equal to $50,000 for financial and retirement planning services; and (x) a lump sum payment equal to $50,000 for legal fees incurred in connection with the Separation Agreement.

The Separation Agreement also contains other covenants and customary provisions.

The termination payments and benefits set forth in the Separation Agreement shall be the sole and exclusive payments and benefits to which Mr. Light shall be entitled in respect of his termination of employment with the Company.

Item 7.01	Regulation FD Disclosure

A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Confidential Separation and Release Agreement, dated July 15, 2017 between Signet Jewelers Limited and Mark Light.

99.1	Press Release of Signet Jewelers Limited, dated July 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: July 17, 2017

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal, Risk & Corporate Affairs Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Confidential Separation and Release Agreement, dated July 15, 2017 between Signet Jewelers Limited and Mark Light.

99.1	Press Release of Signet Jewelers Limited, dated July 17, 2017.